                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: January 13, 1998

                         PENNCORP FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


         1-11422                                       13-3543540
-----------------------------                     -----------------------------
 (Commission File Number)                         (I.R.S. Employer
                                                  Identification Code)

590 MADISON AVENUE, NEW YORK, NEW YORK                   10022
----------------------------------------        --------------------------------
(Address of Principal Executive Offices)               (Zip Code)

                                 (212) 896-2700
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.              ACQUISITION OR DISPOSITION OF ASSETS

     On January 2, 1998, PennCorp Financial Group, Inc. (the "Company" or "PennCorp"), acquired all the outstanding Common Stock and Common Stock Warrants (the "SW Financial Controlling Interest") of Southwestern Financial Corporation, a Delaware corporation ("SW Financial"), not currently owned by the Company from the Knightsbridge Capital Fund I, L.P. (the Knightsbridge Fund"), David J. Stone, Chairman and Chief Executive Officer of PennCorp ("Stone") and Steven W. Fickes, President and Chief Financial Officer of PennCorp ("Fickes") for $73,777,495.61 in cash (excluding expenses) (the "Base Purchase Price").

     However, if the amended stipulation of settlement of the pending shareholder derivative suits relating to the SW Financial investment, initiated against the Company and the members of the PennCorp Board of Directors ("Amended Proposed Settlement"), is not approved by the Delaware Chancery Court, Stone and Fickes will retain their SW Financial warrants and will receive their portion of the increased consideration for the SW Financial Controlling Interest and the Company will purchase the SW Financial Controlling Interest for approximately $77,444,000 (the "Revised Base Purchase Price").

     In addition, if, during the 12 months ending November 25, 1998, the Company enters into a definitive agreement to sell SW Financial (directly or in connection with a sale of the Company or its assets substantially as a whole), or its constituent parts, the Company will pay the holders of the SW Financial Controlling Interest, including Stone and Fickes, a one-time "price protection" payment.

     The Company borrowed funds under its revolving credit agreement with The Bank of New York as Administrative Agent (i) to fund the purchase price for the SW Financial Controlling Interest, (ii) to make required capital contributions to SW Financial which, in turn, used such proceeds to repay in full its Senior Bank Credit Facility.

     Complete information relating to the acquisition by PennCorp of the SW Financial Controlling Interest appears in the Company's Proxy Statement relating to its Annual Meeting of Stockholders held on December 31, 1997 as filed with the Securities and Exchange Commission on December 2, 1997, and is incorporated in this Form 8-K by reference.

ITEM 5.                        OTHER EVENTS

     The Company held its Annual Meeting of Stockholders on December 31, 1997 (the "Annual Meeting"). At the Annual Meeting, Stockholders approved, among other proposals, the purchase by the Company of all the outstanding common stock and common stock warrants of Southwestern Financial Corporation not already owned by the Company, and the purchase by the Company of the Fickes and Stone Knightsbridge Interests. Such purchases were consummated on January 2, 1998 and January 5, 1998, respectively. For further information relating to the acquisition by the Company of the SW Financial Controlling Interest and the Fickes and Stone Knightsbridge Interests, please refer to the Company's Proxy Statement relating to its Annual Meeting of Stockholders held on December 31, 1997 as filed with the Securities and Exchange Commission on December 2, 1997, which is incorporated in this Form 8-K by reference.

ITEM 7.               FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of Business Acquired.

         The audited consolidated balance sheet of Southwestern Financial Corporation and Subsidiaries as of December 31, 1996, and the related consolidated statements of income, stockholders' equity, and cash flows for the year ended December 31, 1996 (As Restated), and the unaudited consolidated balance sheet of Southwestern Financial Corporation and Subsidiaries as of December 31, 1995 (As Restated), the Notes thereto and the Independent Auditors' Report with respect thereto appear as
         Exhibit 99.5 to the Company's Current Report on Form 8-K dated November 14, 1997 as filed with the Securities and Exchange Commission on November 14, 1997, and are incorporated in this Form 8-K by reference.

         The unaudited consolidated condensed balance sheets as of September 30, 1997 and December 31, 1996 (As Restated) and statements of income for the three-month periods ended September 30, 1997 and September 30, 1996 (As Restated) and for the nine-month periods ended September 30, 1997 and September 30, 1996 (As Restated) for Southwestern Financial Corporation and Subsidiaries appear in Footnote 3 to the Notes to Unaudited Consolidated Condensed Financial Statements of the Company and its Subsidiaries contained in the Company's Current Report on Form 10-Q for the quarterly period ended September 30, 1997 as filed with the Securities and Exchange Commission, and are incorporated in this Form 8-K by reference.

     (b) Pro Forma Financial Information.

         The unaudited pro forma statements of operations of the Company for the year ended December 31, 1996 and for the nine months ended September 30, 1997, and the unaudited pro forma balance sheet of the Company as of September 30, 1997 and the Notes thereto, which have been prepared to illustrate the pro forma effects of (i) the sale of 5,131,300 shares of PennCorp Common Stock in February 1996 and the use of the proceeds therefrom, (ii) PennCorp's acquisition of United Life & Annuity Insurance Company on July 24, 1996, including the financing thereof,
         (iii) the sale of 2,875,000 shares of PennCorp $3.50 Series II Convertible Preferred Stock in August 1996 and the use of the proceeds therefrom, (iv) the March 14, 1997 redemption of the Series B Redeemable Preferred Stock, (v) consolidation of the results of operations and financial position of SW Financial due to the acquisition of the SW Financial Controlling Interest by PennCorp, including the financing thereof, and (vi) the acquisition of The Fickes and Stone Knightsbridge Interests, including the financing thereof, appear on pages 26-36 of the Company's Proxy Statement relating to its Annual Meeting of Stockholders held on December 31, 1997 as filed with The Securities and Exchange Commission on December 2, 1997, and are incorporated in this Form 8-K by reference.

     (c) Exhibits.

         99.1 Amended and Restated Assignment Agreement dated as of January 2, 1998 by and between PennCorp Financial Group, Inc. and Knightsbridge Capital Fund I, L.P.

         99.2 Amended and Restated Assignment Agreement dated as of January 2, 1998 by and between PennCorp Financial Group, Inc., David J. Stone, Steven W. Fickes, the Steven Wayne Fickes, Jr. Trust dated December 21, 1995 and the Kathryn Elizabeth Fickes Trust dated December 21, 1995.

         99.3  Consent of KPMG Peat Marwick LLP.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          PENNCORP FINANCIAL GROUP, INC.


Date:  January 13, 1998                   /s/Scott D. Silverman
                                          --------------------------------------
                                          Scott D. Silverman
                                          Senior Vice President, General Counsel
                                          and Secretary

                                        INDEX TO EXHIBITS

         Exhibit
         Number     Description
         ------     -----------
         99.1       Amended and Restated Assignment Agreement dated as of
                    January 2, 1998 by and between PennCorp Financial Group,
                    Inc. and Knightsbridge Capital Fund I, L.P.

         99.2       Amended and Restated Assignment Agreement dated as of
                    January 2, 1998 by and between PennCorp Financial Group,
                    Inc., David J. Stone, Steven W. Fickes, the Steven Wayne
                    Fickes, Jr. Trust dated December 21, 1995 and the Kathryn
                    Elizabeth Fickes Trust dated December 21, 1995.

         99.3       Consent of KPMG Peat Marwick LLP.